INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 31st day of January, 2013, by and between VRINGO, INC., a Delaware corporation (the "Corporation"), and ________________ ("Agent").

RECITALS

WHEREAS, Agent performs a valuable service to the Corporation in his capacity as _________ of the Corporation;

WHEREAS, the Corporation has adopted provisions providing for indemnification of directors and officers included in its Amended and Restated Certificate of Incorporation (the "Charter") and its Amended and Restated Bylaws (the "Bylaws") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "DGCL");

WHEREAS, the Charter, the Bylaws and the DGCL, by their non-exclusive nature, permit contracts between the Corporation and its directors, officers, employees and other agents with respect to indemnification of such persons;

WHEREAS, in recognition of Agent's need for (a) substantial protection against personal liability based on Agent's reliance on the Charter and the Bylaws, and (b) specific contractual assurance that the protection provided in the Charter and the Bylaws will be available to Agent (regardless of, among other things, any amendment to or revocation of the Charter and/or the Bylaws, any change in the composition of the Corporation's board of directors or a change in control of the Corporation);

WHEREAS, in order to induce Agent to continue to serve as [a director/an officer] of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent; and

WHEREAS, this Agreement supersedes and replaces the indemnification provisions set forth in any employment agreement between the Corporation and the Agent.

NOW, THEREFORE, in consideration of Agent's service as an officer of the Corporation following the date hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and Agent hereby agree as follows:

1.            Services to the Corporation. Agent will serve, at the will of the Corporation (subject to any contractual obligation that Corporation may have assumed apart from this Agreement) or under separate contract, if any such contract exists, as an officer of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) in a manner consistent with his fiduciary duties so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents/is a duly appointed officer of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

2.            Indemnity of Agent. The Corporation agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Charter, the Bylaws and the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Charter, the Bylaws or the DGCL permitted prior to adoption of such amendment).

3.            Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation further agrees to hold harmless and indemnify Agent:

(a)          against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay (including any federal, state or local taxes imposed on Agent as a result of receipt of reimbursements or advances of expenses under this Agreement) because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, including any appeal and the premium, security for, and other costs relating to any costs bond, supersedes bond, or other appeal bond or its equivalent, whether civil, criminal, arbitrational, administrative or investigative, whether formal or informal (including an action by or in the right of the Corporation), to which Agent is, was or at any time becomes a party or a witness, or is threatened to be made a party or a witness, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

(b)          otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the DGCL, the Charter and the Bylaws.

4.            Limitations on Additional Indemnity. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation:

(a)          on account of any claim or proceeding against Agent for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as heretofore or hereafter amended (the "Exchange Act"), or similar provisions of any federal, state or local law, provided, however, if and when Agent ultimately establishes in any such proceeding that no recovery of profits from Agent is permitted under Section 16(b) of the Exchange Act or such similar provision of any similar federal, state or local law, then, notwithstanding anything to the contrary provided in this Section 4(a), indemnification pursuant to this Agreement shall then be permitted;

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(b)          on account of Agent's conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

(c)          on account and to the extent of Agent's conduct that is established by a final judgment as constituting a breach of Agent's duty of loyalty to the Corporation or resulting in any personal profit or advantage to which Agent was not legally entitled;

(d)          on account and to the extent of any payment which is actually made to Agent under any valid and collectible insurance policy or under any valid and enforceable indemnity clause, bylaw or agreement, except to the extent of any excess indemnifiable amounts not covered under such insurance, clause, bylaw or;

(e)          to the extent indemnification is prohibited by applicable law (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication). Both the Corporation and Agent acknowledge that, in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying, exonerating or holding harmless its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. The Agent understands and acknowledges that the Corporation may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification, exoneration or hold harmless rights to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify, exonerate or hold harmless the Agent.; or

(f)          in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the board of directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the DGCL, or (iv) the proceeding is initiated pursuant to Section 11 hereof.

5.            Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

6.            Partial Indemnification. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

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7.            Notification and Defense of Claim. As soon as practicable, and in any event, not later than thirty (30) days after Agent becomes aware, by written or other overt communication, of any pending or threatened litigation, claim or assessment, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of such pending or threatened litigation, claim or assessment; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such pending or threatened litigation, claim or assessment as to which Agent notifies the Corporation of the commencement thereof:

(a)          the Corporation will be entitled to participate therein at its own expense;

(b)          except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded, and so notified the Corporation, that there is an actual conflict of interest between the Corporation and Agent in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of Agent in connection with such action, in any of such cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

(c)          the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld or delayed. The Corporation shall be permitted to settle any action or claim except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

8.            Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon the Corporation's receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Charter, the Bylaws, the DGCL or otherwise. Such undertaking shall be accepted by the Corporation without regard to the financial ability of Agent to make such repayment. Without limiting the foregoing, if any action, suit or proceeding is disposed of on the merits or otherwise (including a disposition without prejudice), without (i) the final disposition being adverse to Agent, (ii) a final adjudication that Agent was liable to the Corporation, (iii) a plea of guilty (iv) a final adjudication that Agent did not act in good faith, and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or (v) with respect to any criminal proceeding, a final adjudication that Agent had reasonable cause to believe his conduct was unlawful, Agent shall be considered for the purposes hereof to have been wholly successful with respect thereto.

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9.            Information Sharing. To the extent that the Corporation receives a request or requests from a governmental third party or other licensing or regulating organization (the "Requesting Agency"), whether formal or informal, to produce documentation or other information concerning an investigation, whether formal or informal, being conducted by the Requesting Agency, and such investigation is reasonably likely to include review of any actions or failures to act by Agent, the Corporation shall promptly give notice to Agent of said request or requests and any subsequent request. In addition, the Corporation shall provide Agent with a copy of any and all information or documentation that the Corporation shall provide to the Requesting Agency.

10.           No Imputation. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Corporation or the Corporation itself shall not be imputed to Agent for purposes of determining any rights under this Agreement.

11.           Enforcement. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for advance or reimbursement of expenses under this Agreement, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its board of directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its board of directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

12.           Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

13.           Non-Exclusivity of Rights. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Charter or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

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14.          Survival of Rights.

(a)          The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and shall inure to the benefit of Agent's heirs, executors and administrators.

(b)          The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

15.          Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Charter, the Bylaws, the DGCL or any other applicable law.

16.          Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws. The Corporation and Agent hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement may be brought in the Delaware Court of Chancery, (ii) consent to submit to the jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

17.          Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

18.          Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

19.          Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

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(a)          If to Agent, at the address indicated on the signature page hereof.

(b)          If to the Corporation, to:

Vringo, Inc.

780 Third Avenue, 15th Floor

New York, NY 10017

Attention: Chief Executive Officer

or to such other address as may have been furnished to Agent by the Corporation.

20.         Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

[Remainder of page intentionally left blank.]

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[Signature Page to Indemnification Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

VRINGO, INC.

By:
Name: Alexander R. Berger
Title: Chief Operating Officer

AGENT

Address:
780 Third Avenue, 15th Floor, NY NY 10017

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